Exhibit 10.9

v100

8 June 2015

By clicking to agree to this Schedule 2, which is hereby offered to You by Apple, You agree with Apple to amend that certain Apple Developer Program License Agreement currently in effect between You and Apple (the “Agreement”) to add this Schedule 2 thereto (supplanting any existing Schedule 2). Except as otherwise provided herein, all capitalized terms shall have the meanings set forth in the Agreement.

Schedule 2

1. Appointment of Agent and Commissionaire

1.1 You hereby appoint Apple and Apple Subsidiaries (collectively “Apple”) as: (i) Your agent for the marketing and delivery of the Licensed Applications to End-Users located in those countries listed on Exhibit A, Section 1 to this Schedule 2, subject to change; and (ii) Your commissionaire for the marketing and delivery of the Licensed Applications to End-Users located in those countries listed on Exhibit A, Section 2 to this Schedule 2, subject to change, during the Delivery Period. The most current list of App Store countries among which you may select shall be set forth in the iTunes Connect tool and may be updated by Apple from time to time. You hereby acknowledge that Apple will market and make the Licensed Applications available for download by End-Users through one or more App Stores, for You and on Your behalf. For purposes of this Schedule 2, the following definitions apply:

(a) “You” shall include iTunes Connect users authorized by You to submit Licensed Applications and associated metadata on Your behalf; and

(b) "End-User" includes individual purchasers as well as eligible users associated with their account via Family Sharing. For institutional customers, “End-User” shall mean the individual authorized to use the Licensed Application by the institutional purchaser, the institutional administrator responsible for management of installations on shared devices, as well as authorized institutional purchasers themselves, including educational institutions approved by Apple, which may acquire the Licensed Applications for use by their employees, agents, and affiliates.

1.2 In furtherance of Apple’s appointment under Section 1.1 of this Schedule 2, You hereby authorize and instruct Apple to:

(a) market, solicit, and obtain orders on Your behalf for Licensed Applications from End-Users located in the countries identified by You in the iTunes Connect tool;

(b) provide hosting services to You subject to the terms of the Agreement, in order to allow for the storage of, and End-User access to, the Licensed Applications and to enable third party hosting of such Licensed Applications solely as otherwise licensed or authorized by Apple;

(c) make copies of, format, and otherwise prepare Licensed Applications for acquisition and download by End- Users, including adding the Security Solution and other optimizations identified in the Agreement;

(d) allow End-Users to access and re-access copies of the Licensed Applications, so that End-Users may acquire and electronically download those Licensed Applications developed by You, Licensed Application Information, and associated metadata through one or more App Stores, and You hereby authorize distribution of Your Licensed Applications under this Schedule 2 for use by multiple End-Users when the Licensed Application is purchased by an individual account associated with other family members via Family Sharing, including at your election as indicated in the iTunes Connect tool, purchases made prior to the execution of this Schedule 2, as well as a single institutional customer via the Volume Purchase Program for use by its End- Users and/or for installation on devices owned or controlled by that institutional customer in accordance with the Volume Purchase Program terms, conditions, and program requirements;

(e) issue invoices for the purchase price payable by End-Users for the Licensed Applications;

(f) use (i) screen shots, previews, and/or up to 30 second excerpts of the Licensed Applications; (ii) trademarks and logos associated with the Licensed Applications; and (iii) Licensed Application Information, for promotional purposes in marketing materials and gift cards, excluding those portions of the Licensed Applications, trademarks or logos, or Licensed Application Information which You do not have the right to use for promotional purposes, and which You identify in writing at the time that the Licensed Applications are delivered by You to Apple under Section 2.1 of this Schedule 2, and use images and other materials that You may provide to Apple, at Apple’s reasonable request, for promotional purposes in marketing materials and gift cards;

(g) otherwise use Licensed Applications, Licensed Application Information and associated metadata as may be reasonably necessary in the marketing and delivery of the Licensed Applications in accordance with this Schedule 2. You agree that no royalty or other compensation is payable for the rights described above in Section 1.2 of this Schedule 2; and

(h) facilitate distribution of pre-release versions of Your Licensed Applications (“Beta Testing”) to End-Users designated by You in accordance with the Agreement, availability, and other program requirements as updated from time to time in the iTunes Connect tool. For the purposes of such Beta Testing, You hereby waive any right to collect any purchase price, proceeds or other remuneration for the distribution and download of such pre-release versions of your Application. You further agree that You shall remain responsible for the payment of any royalties or other payments to third parties relating to the distribution and use of your pre-release Licensed Applications, as well as compliance with any and all laws for territories in which such Beta Testing takes place. For the sake of clarity, no commission shall be owed to Apple with respect to such distribution.

1.3 The parties acknowledge and agree that their relationship under this Schedule 2 is, and shall be, that of principal and agent, or principal and commissionaire, as the case may be, as described in Exhibit A, Section 1 and Exhibit A, Section 2, respectively, and that You, as principal, are, and shall be, solely responsible for any and all claims and liabilities involving or relating to, the Licensed Applications, as provided in this Schedule 2. The parties acknowledge and agree that Your appointment of Apple as Your agent or commissionaire, as the case may be, under this Schedule 2 is non-exclusive. You hereby represent and warrant that You own or control the necessary rights in order to appoint Apple and Apple Subsidiaries as Your worldwide agent and/or commissionaire for the delivery of Your Licensed Applications, and that the fulfillment of such appointment by Apple and Apple Subsidiaries shall not violate or infringe the rights of any third party.

1.4 For purposes of this Schedule 2, the “Delivery Period” shall mean the period beginning on the Effective Date of the Agreement, and expiring on the last day of the Agreement or any renewal thereof; provided, however, that Apple’s appointment as Your agent and commissionaire shall survive expiration of the Agreement for a reasonable phase-out period not to exceed thirty (30) days and further provided that, solely with respect to Your End-Users, subsections 1.2(b), (c), and (d) of this Schedule 2 shall survive termination or expiration of the Agreement unless You indicate otherwise pursuant to sections 5.1 and 7.2 of this Schedule 2.

2. Delivery of the Licensed Applications to Apple

2.1 You will deliver to Apple, at Your sole expense, using the iTunes Connect tool or other mechanism provided by Apple, the Licensed Applications, Licensed Application Information and associated metadata, in a format and manner prescribed by Apple, as required for the delivery of the Licensed Applications to End-Users in accordance with this Schedule 2. Metadata You deliver to Apple under this Schedule 2 will include: (i) the title and version number of each of the Licensed Applications; (ii) the countries You designate, in which You wish Apple to allow End-Users to download those Licensed Applications; (iii) any copyright or other intellectual property rights notices; (iv) Your privacy policy, if any; and (v) Your End-User license agreement (“EULA”), if any, in accordance with Section 4.2 of this Schedule 2.

2.2 All Licensed Applications will be delivered by You to Apple using software tools, a secure FTP site address and/or such other delivery methods as prescribed by Apple.

2.3 You hereby certify that all of the Licensed Applications You deliver to Apple under this Schedule 2 are authorized for export from the United States to each of the countries listed on Exhibit A hereto, in accordance with the requirements of all applicable laws, including but not limited to the United States Export Administration Regulations, 15 C.F.R. Parts 730-774 and the International Traffic In Arms Regulations 22 C.F.R. Parts 120- 130. Without limiting the generality of this Section 2.3, You certify that (i) none of the Licensed Applications contains, uses or supports any data encryption or cryptographic functions; or (ii) in the event that any Licensed Application contains, uses or supports any such data encryption or cryptographic functionality, You certify that you have complied with the United States Export Administration Regulations, and are in possession of, and will upon request provide Apple with, a PDF copy of Your Encryption Registration Number (ERN), or export classification ruling (CCATS) issued by the United States Commerce Department, Bureau of Industry and Security and PDF copies of appropriate authorizations from other countries that mandate import authorizations for that Licensed Application, as required. You acknowledge that Apple is relying upon Your certification in this Section 2.3 in allowing End-Users to access and download the Licensed Applications under this Schedule 2. Except as provided in this Section 2.3, Apple will be responsible for compliance with the requirements of the Export Administration Regulations in allowing End-Users to access and download the Licensed Applications under this Schedule 2.

3. Delivery of the Licensed Applications to End-Users

3.1 You acknowledge and agree that Apple, in the course of acting as agent and/or commissionaire for You, is hosting, or pursuant to Section 1.2(b) of this Schedule 2 may enable authorized third parties to host, the Licensed Applications, and is allowing the download of those Licensed Applications by End-Users, on Your behalf. However, You are responsible for hosting and delivering content or services sold by You using the In- App Purchase API, except for content that is included within the Licensed Application itself (i.e., the In-App Purchase simply unlocks the content) or content hosted by Apple pursuant to section 3.3 of Attachment 2 to the Agreement. All of the Licensed Applications shall be marketed by Apple, on Your behalf, to End-Users at prices identified in a price tier and designated by You, in Your sole discretion, from the pricing schedule attached to this Schedule 2 as Exhibit C, which may be updated from time to time by Apple on iTunes Connect. In addition, you may, at your election via iTunes Connect, instruct Apple to market the Licensed Applications at a discount of 50% of Your established price tier for authorized institutional customers. You may change the price tier for any Licensed Application at any time, at Your discretion, in accordance with the pricing schedule set forth on that Exhibit C as updated from time to time, using tools provided on the iTunes Connect tool. As Your agent and/or commissionaire, Apple shall be solely responsible for the collection of all prices payable by End-Users for Licensed Applications acquired by those End-Users under this Schedule 2.

3.2 In the event that the sale or delivery of any of the Licensed Applications to any End-User is subject to any sales, use, goods and services, value added, or other similar tax, under applicable law, responsibility for the collection and remittance of that tax for sales of the Licensed Applications to End-Users will be determined in accordance with Exhibit B to this Schedule 2 as updated from time to time via the iTunes Connect site. For the sake of clarity, Apple shall not be responsible for the collection and remittance of telecommunications and similar taxes. You shall indemnify and hold Apple harmless against any and all claims by any tax authority for any underpayment of any sales, use, goods and services, value added or other tax or levy, and any penalties and/or interest thereon.

3.3 In furtherance of the parties’ respective tax compliance obligations, Apple requires that You comply with the requirements listed on Exhibit D to this Schedule 2 or on iTunes Connect depending upon, among other things, (i) Your country of residence and (ii) the countries designated by You in which You wish Apple to allow access to the Licensed Applications. In the event that Apple collects any amounts corresponding to the purchase price for any of Your Licensed Applications before You have provided Apple with any tax documentation required under Exhibit D to this Schedule 2, Apple will not remit those amounts to You, but will hold those amounts in trust for You, until such time as You have provided Apple with the required tax documentation. Upon receipt of all required tax documents from You, Apple will remit to You any amounts held in trust by Apple for You, without interest, under this Section 3.3, in accordance with the provisions of this Schedule 2.

3.4 Apple shall be entitled to the following commissions in consideration for its services as Your agent and/or commissionaire under this Schedule 2:

(a) For sales of Licensed Applications to End-Users located in those countries listed in Exhibit B, Section 1 of this Schedule 2 as updated from time to time via the iTunes Connect site, Apple shall be entitled to a commission equal to thirty percent (30%) of all prices payable by each End-User. For purposes of determining the commissions to which Apple is entitled under this Section 3.4(a), the prices payable by End-Users shall be net of any and all taxes collected, as provided in Section 3.2 of this Schedule 2.

(b) For sales of Licensed Applications to End-Users located in those countries listed in Exhibit B, Section 2 of this Schedule 2 as updated from time to time via the iTunes Connect site, Apple shall be entitled to a commission equal to thirty percent (30%) of all prices payable by each End-User. Except as otherwise provided in Section 3.2 of this Schedule 2, Apple shall be entitled to the commissions specified in Sections 3.4(a) and 3.4(b) hereof without reduction for any taxes or other government levies, including any and all taxes or other, similar obligations of You, Apple or any End-User relating to the delivery or use of the Licensed Applications.

3.5 Upon collection of any amounts from any End-User as the price for any Licensed Application delivered to that End-User hereunder, Apple shall deduct the full amount of its commission with respect to that Licensed Application, and any taxes collected by Apple under Section 3.2 hereof, and shall remit to You, or issue a credit in Your favor, as the case may be, the remainder of those prices in accordance with Apple standard business practices, including the following: remittance payments (i) are made by means of wire transfer only; (ii) are subject to minimum monthly remittance amount thresholds; (iii) require You to provide certain remittancerelated information on the iTunes Connect site; and (iv) subject to the foregoing requirements, will be made no later than forty-five (45) days following the close of the monthly period in which the corresponding amount was received by Apple from the End-User. No later than forty- five (45) days following the end of each monthly period, Apple will make available to You on the iTunes Connect site a sales report in sufficient detail to permit You to identify the Licensed Applications sold in that monthly period and the total amount to be remitted to You by Apple. You hereby acknowledge and agree that Apple shall be entitled to a commission, in accordance with this Section 3.5 on the delivery of any Licensed Application to any End-User, even if Apple is unable to collect the price for that Licensed Application from that End-User. In the event that the purchase price received by Apple from any End-User for any Licensed Application is in a currency other than the remittance currency agreed between Apple and You, the purchase price for that Licensed Application shall be converted to the remittance currency, and the amount to be remitted by Apple to You shall be determined, in accordance with an exchange rate fixed for the Delivery Period, as reflected in Exhibit C attached hereto as updated from time to time pursuant to section 3.1 of this Schedule 2. Apple may provide a means on iTunes Connect to enable You to designate a primary currency for the bank account designated by You for receiving remittances (“Designated Currency”). Apple may cause Apple's bank to convert all remittances in any remittance currency other than the Designated Currency into the Designated Currency prior to remittance to You. You agree that any resulting currency exchange differentials or fees charged by Apple's bank may be deducted from such remittances. You remain responsible for any fees (e.g., wire transfer fees) charged by Your bank or any intermediary banks between Your bank and Apple’s bank.

3.6 In the event that any price payable by any End-User for any of the Licensed Applications is subject to (i) any withholding or similar tax; or (ii) any sales, use, goods and services, value added, or other tax or levy not collected by Apple under Section 3.2 hereof; or (iii) any other tax or other government levy of whatever nature, the full amount of that tax or levy shall be solely for Your account, and shall not reduce the commission to which Apple is entitled under this Schedule 2.

3.7 In the event that any remittance made by Apple to You is subject to any withholding or similar tax, the full amount of that withholding or similar tax shall be solely for Your account, and will not reduce the commission to which Apple is entitled on that transaction. If Apple reasonably believes that such tax is due, Apple will deduct the full amount of such withholding or similar tax from the gross amount owed to You, and will pay the full amount withheld over to the competent tax authorities. Apple will apply a reduced rate of withholding tax, if any, provided for in any applicable income tax treaty only if You furnish Apple with such documentation required under that income tax treaty or otherwise satisfactory to Apple, sufficient to establish Your entitlement to the benefit of that reduced rate of withholding tax. Upon Your timely request to Apple in writing, using means reasonably designated by Apple, Apple will use commercially practical efforts to report to You the amount of Apple’s payment of withholding or similar taxes to the competent tax authorities on Your behalf. You will indemnify and hold Apple harmless against any and all claims by any competent tax authority for any underpayment of any such withholding or similar taxes, and any penalties and/or interest thereon, including, but not limited to, underpayments attributable to any erroneous claim or representation by You as to Your entitlement to, or Your disqualification for, the benefit of a reduced rate of withholding tax.

3.8 You may offer auto-renewing subscriptions in select Territories using the In-App Purchase API subject to the terms of this Schedule 2, provided that:

(a) Auto-renew functionality must be on a weekly, monthly, bi-monthly, tri-monthly, semi-annual or annual basis at a price You select based on the pricing matrix attached to this Schedule 2 as Exhibit C. You may, however, offer more than one option.

(b) You clearly and conspicuously disclose to users the following information regarding Your auto-renewing subscription:

• Title of publication or service

• Length of subscription (time period and/or number of deliveries during each subscription period)

• Price of subscription, and price per issue if appropriate

• Payment will be charged to iTunes Account at confirmation of purchase

• Subscription automatically renews unless auto-renew is turned off at least 24-hours before the end of the current period

• Account will be charged for renewal within 24-hours prior to the end of the current period, and identify the cost of the renewal

• Subscriptions may be managed by the user and auto-renewal may be turned off by going to the user’s Account Settings after purchase

• No cancellation of the current subscription is allowed during active subscription period

• Links to Your Privacy Policy and Terms of Use

• Any unused portion of a free trial period, if offered, will be forfeited when the user purchases a subscription to that publication, where applicable.

(c) You must fulfill the offer during the entire subscription period, as marketed and, in the event you breach this section 3.8(c) of Schedule 2, you hereby authorize and instruct Apple to refund to the End-User the full amount, or any portion thereof in Apple’s sole discretion, of the price paid by the End-User for that subscription.

In the event that Apple refunds any such price to an End-User, You shall reimburse, or grant Apple a credit for, an amount equal to the price for that subscription. Apple will have the right to retain its commission on the sale of that subscription, notwithstanding the refund of the price to the End-User. You acknowledge that Apple may exercise its rights under section 7.3 of this Schedule 2 for repeated violations of this provision.

3.9 The auto-renewing feature may be disabled if the subscription price is increased during an active subscription period.

3.10 To the extent you promote and offer for sale auto-renewing subscriptions, You must do so in compliance with all legal and regulatory requirements.

3.11 Subscription services purchased within Licensed Applications must use In-App Purchase. In addition to using the In-App Purchase API, a Licensed Application may read or play content (magazines, newspapers, books, audio, music, video) that is offered outside of the Licensed Application (such as, by way of example, through Your website) provided that You do not link to or market external offers for such content within the Licensed Application. You are responsible for authentication access to content acquired outside of the Licensed Application.

3.12 If your Licensed Application is periodical content-based (e.g. magazines and newspapers), Apple may provide You with the name, email address, and zip code associated with an End-User’s account when they purchase an auto-renewing subscription via the In-App Purchase API, provided that such user consents to the provision of data to You, and further provided that You may only use such data to promote Your own products and do so in strict compliance with Your publicly posted Privacy Policy, a copy of which must be readily viewed and is consented to in Your Licensed Application. You may offer a free incentive to extend the subscription if the user agrees to send this information.

3.13 Licensed Applications offering subscription services may be included in Apple’s Newsstand application where available, provided that, in addition to the requirements set forth in paragraphs 3.8 et seq., You:

• Enable the Licensed Application as a Newsstand app in the iTunes Connect tool

• Authorize Apple to select “Newsstand” as the Licensed Application’s secondary category

• Utilize the In-App Purchase API, include any additional code, and comply with any other requirements as identified and updated from time to time in Newsstand-related documentation found in the iOS developer library and the iTunes Connect Developer Guide

• Provide updated cover art with each new issue

• Confirm that the content of the Licensed Application is a periodical (e.g. newspaper or magazine)

You acknowledge and agree that Apple reserves the right to recategorize your Licensed Application if it is not appropriate for Newsstand.

3.14 Where available, You may offer multiple Licensed Applications offered by You in a single collection (“Bundle”) to End-Users at a price tier designated by You as set forth in Exhibit C (“Bundle Price”). Furthermore, you hereby authorize and instruct Apple to enable users who have purchased some but not all Licensed Applications in a Bundle to access and download the remaining items in the Bundle (“Complete My Bundle” or “CMB”) for the CMB Price. You will receive proceeds for the CMB Price, which shall equal the Bundle Price set by You less the sum of the retail prices paid by the user for previously purchased Licensed Applications. In the event the CMB Price is less than Tier 1 and greater than zero under Exhibit C, You hereby authorize and instruct Apple to set the CMB Price for that user at Tier 1. In the event the CMB Price is less than zero, You hereby authorize and instruct Apple to provide the remaining Licensed Applications in the Bundle to the End-User without charge. Each CMB transaction will be reflected in Your statement as follows: (i) a new sale of the full Bundle at the price paid for the bundle, identified as a CMB sale; and (ii) a return (i.e. a negative transaction) for each eligible purchased Licensed Application contained in the Bundle in the amount previously paid for the Licensed Application, each identified as a CMB return.

4. Ownership and End-User Licensing

4.1 The parties acknowledge and agree that Apple shall not acquire any ownership interest in or to any of the Licensed Applications or Licensed Application Information, and title, risk of loss, responsibility for, and control over the Licensed Applications shall, at all times, remain with You. Apple may not use any of the Licensed Applications or Licensed Application Information for any purpose, or in any manner, except as specifically authorized in the Agreement or this Schedule 2.

4.2 You may deliver to Apple Your own EULA for any Licensed Application at the time that You deliver that Licensed Application to Apple, in accordance with Section 2.1 of this Schedule 2; provided, however, that Your EULA must include and may not be inconsistent with the minimum terms and conditions specified on Exhibit E to this Schedule 2 and must comply with all applicable laws in all countries where You wish Apple to allow End- Users to download that Licensed Application. Apple shall enable each End-User to review Your EULA (if any) at the time that Apple delivers that Licensed Application to that End-User, and Apple shall notify each End-User that the End-User’s use of that Licensed Application is subject to the terms and conditions of Your EULA (if any). In the event that You do not furnish Your own EULA for any Licensed Application to Apple, You acknowledge and agree that each End-User’s use of that Licensed Application shall be subject to Apple’s standard EULA (which is part of the App Store Terms of Service).

4.3 You hereby acknowledge that the EULA for each of the Licensed Applications is solely between You and the End-User and conforms to applicable law, and Apple shall not be responsible for, and shall not have any liability whatsoever under, any EULA or any breach by You or any End-User of any of the terms and conditions of any EULA.

5. Content Restrictions and Software Rating

5.1 You represent and warrant that: (a) You have the right to enter into this Agreement, to reproduce and distribute each of the Licensed Applications, and to authorize Apple to permit End-Users to download and use each of the Licensed Applications through one or more App Stores; (b) none of the Licensed Applications, or Apple’s or End-Users’ permitted uses of those Licensed Applications, violate or infringe any patent, copyright, trademark, trade secret or other intellectual property or contractual rights of any other person, firm, corporation or other entity and that You are not submitting the Licensed Applications to Apple on behalf of one or more third parties; (c) each of the Licensed Applications is authorized for distribution, sale and use in, export to, and import into each of the countries designated by You under Section 2.1 of this Schedule 2, in accordance with the laws and regulations of those countries and all applicable export/import regulations; (d) none of the Licensed Applications contains any obscene, offensive or other materials that are prohibited or restricted under the laws or regulations of any of the countries You designated under Section 2.1 of this Schedule 2; (e) all information You provided using the iTunes Connect tool, including any information relating to the Licensed Applications, is accurate and that, if any such information ceases to be accurate, You will promptly update it to be accurate using the iTunes Connect tool; and (f) in the event a dispute arises over the content of Your Licensed Applications or use of Your intellectual property on the App Store, You agree to follow Apple’s app dispute process on a non-exclusive basis and without any party waiving its legal rights.

5.2 You shall use the software rating tool set forth on iTunes Connect to supply information regarding each of the Licensed Applications delivered by You for marketing and fulfillment by Apple through the App Store under this Schedule 2 in order to assign a rating to each such Licensed Application. For purposes of assigning a rating to each of the Licensed Applications, You shall use Your best efforts to provide correct and complete information about the content of that Licensed Application with the software rating tool. You acknowledge and agree that Apple is relying on: (i) Your good faith and diligence in accurately and completely providing requested information for each Licensed Application; and (ii) Your representations and warranties in Section 5.1 hereof, in making that Licensed Application available for download by End-Users in each of the countries You designated hereunder. Furthermore, You authorize Apple to correct the rating of any Licensed Application of Yours that has been assigned an incorrect rating; and You agree to any such corrected rating.

5.3 In the event that any country You designated hereunder requires the approval of, or rating of, any Licensed Application by any government or industry regulatory agency as a condition for the distribution, sale and/or use of that Licensed Application, You acknowledge and agree that Apple may elect not to make that Licensed Application available for download by End-Users in that country from any App Store.

5.4 Licensed Applications that are targeted at children or otherwise likely to appeal to children, and which pressure children to make purchases (including, but not limited to, phrases such as “buy now” or “upgrade now”) or persuade others to make purchases for them, should not be made available in any Territory that has deemed such marketing practices illegal. You expressly accept and agree to take full responsibility for your Licensed Applications’ compliance with applicable laws pursuant to Section 5.1(c) of this Schedule 2, including without limitation consumer protection, marketing, and gaming laws. For more information on legal requirements of countries in the European Union, see http://ec.europa.eu/justice/consumer-marketing/unfairtrade/index_en.htm

6. Responsibility and Liability

6.1 Apple shall have no responsibility for the installation and/or use of any of the Licensed Applications by any End-User. You shall be solely responsible for any and all product warranties, End-User assistance and product support with respect to each of the Licensed Applications.

6.2 You shall be solely responsible for, and Apple shall have no responsibility or liability whatsoever with respect to, any and all claims, suits, liabilities, losses, damages, costs and expenses arising from, or attributable to, the Licensed Applications and/or the use of those Licensed Applications by any End-User, including, but not limited to: (i) claims of breach of warranty, whether specified in the EULA or established under applicable law; (ii) product liability claims; and (iii) claims that any of the Licensed Applications and/or the End-User’s possession or use of those Licensed Applications infringes the copyright or other intellectual property rights of any third party.

6.3 In the event that Apple receives any notice or claim from any End-User that: (i) the End-User wishes to cancel its license to any of the Licensed Applications within ninety (90) days of the date of download of that Licensed Application by that End-User or the end of the auto-renewing subscription period offered pursuant to section 3.8, if such period is less than ninety (90) days; or (ii) a Licensed Application fails to conform to Your specifications or Your product warranty or the requirements of any applicable law, Apple may refund to the End-User the full amount of the price paid by the End-User for that Licensed Application. In the event that Apple refunds any such price to an End-User, You shall reimburse, or grant Apple a credit for, an amount equal to the price for that Licensed Application. Apple will have the right to retain its commission on the sale of that Licensed Application, notwithstanding the refund of the price to the End-User.

7. Termination

7.1 This Schedule 2, and all of Apple’s obligations hereunder, shall terminate upon the expiration or termination of the Agreement. Notwithstanding any such termination, Apple shall be entitled to: (i) all commissions on all copies of the Licensed Applications downloaded by End-Users prior to the date of termination (including the phase-out period set forth in Section 1.4 hereof); and (ii) reimbursement from You of refunds paid by Apple to End-Users, whether before or after the date of termination, in accordance with Section 6.3 of this Schedule 2.

7.2 In the event that You no longer have the legal right to distribute the Licensed Applications, or to authorize Apple to allow access to those Licensed Applications by End-Users, in accordance with this Schedule 2, You shall promptly notify Apple and withdraw those Licensed Applications from the App Store using the tools provided on the iTunes Connect site; provided, however, that such withdrawal by You under this Section 7.2 shall not relieve You of any of Your obligations to Apple under this Schedule 2, or any liability to Apple and/or any End-User with respect to those Licensed Applications.

7.3 Apple reserves the right to cease marketing, offering, and allowing download by End-Users of the Licensed Applications at any time, with or without cause, by providing notice of termination to You. Without limiting the generality of this Section 7.3, You acknowledge that Apple may cease the marketing and allowing download by End-Users of some or all of the Licensed Applications, or take other interim measures in Apple’s sole discretion, if Apple reasonably believes that:

(i) those Licensed Applications are not authorized for export to one or more of the countries listed on Exhibit A, in accordance with the Export Administration Regulations;

(ii) those Licensed Applications and/or any End-User’s possession and/or use of those Licensed Applications, infringe patent, copyright, trademark, trade secret or other intellectual property rights of any third party;

(iii) the distribution, sale and/or use of those Licensed Applications violates any applicable law in any country You designated under Section 2.1 of this Schedule 2; (iv) You have violated the terms of the Agreement, this Schedule 2, or other documentation including without limitation the App Review Guidelines; or

(v) Your Licensed Applications violate Section 5.4 of this Schedule 2, including without limitation upon notice by a regulator of an alleged violation. An election by Apple to cease the marketing and allowing download of any Licensed Applications, pursuant to this Section 7.3, shall not relieve You of Your obligations under this Schedule 2.

7.4 You may withdraw any or all of the Licensed Applications from the App Store, at any time, and for any reason, by using the tools provided on the iTunes Connect site, except that, with respect to Your End-Users, You hereby authorize and instruct Apple to fulfill sections 1.2(b), (c), and (d) of this Schedule 2, which shall survive termination or expiration of the Agreement unless You indicate otherwise pursuant to sections 5.1 and 7.2 of this Schedule 2.

8. Legal Consequences

The relationship between You and Apple established by this Schedule 2 may have important legal and/or tax consequences for You. You acknowledge and agree that it is Your responsibility to consult with Your own legal and tax advisors with respect to Your legal and tax obligations hereunder.

EXHIBIT A

1. Apple as Agent

You appoint Apple Canada, Inc. (“Apple Canada”) as Your agent for the marketing and End-User download of the Licensed Applications by End-Users located in the following country:

Canada

You appoint Apple Pty Limited (“APL”) as Your agent for the marketing and End-User download of the Licensed Applications by End-Users located in the following countries:

Australia

New Zealand

You appoint Apple Inc. as Your agent pursuant to California Civil Code §§ 2295 et seq. for the marketing and End-User download of the Licensed Applications by End-Users located in the following countries, as updated from time to time via the iTunes Connect site:

Argentina Cayman Islands Guatemala St. Kitts & Nevis

Anguilla Chile Honduras St. Lucia

Antigua & Barbuda Colombia Jamaica St. Vincent & The

Grenadines

Bahamas Costa Rica Mexico Suriname

Barbados Dominica Montserrat Trinidad & Tobago

Belize Dominican Republic Nicaragua Turks & Caicos

Bermuda Ecuador Panama Uruguay

Bolivia El Salvador Paraguay Venezuela

Brazil Grenada Peru United States

British Virgin Islands Guyana

You appoint iTunes KK as Your agent pursuant to Article 643 of the Japanese Civil Code for the marketing and End-User download of the Licensed Applications by End-Users located in the following country:

Japan

2. Apple as Commissionaire

You appoint iTunes Sarl as Your commissionaire pursuant to Article 91 of the Luxembourg Code de commerce for the marketing and End-User download of the Licensed Applications by End-Users located in the following countries, as updated from time to time via the iTunes Connect site:

Albania

Algeria

Angola

Armenia

Austria

Azerbaijan

Bahrain

Belarus

Belgium

Benin

Bhutan

Botswana

Brunei

Bulgaria

Burkina-Faso

Cambodia

Cape Verde

Chad

China

Congo (Republic of)

Croatia

Cyprus

Czech Republic

Denmark

Egypt

Estonia

Fiji

Finland

France

Gambia

Germany

Ghana

Greece

Guinea-Bissau

Hong Kong

Hungary

Iceland

India

Indonesia

Ireland

Israel

Italy

Jordan

Kazakhstan

Kenya

Korea

Kuwait

Kyrgyzstan

Laos

Latvia

Lebanon

Liberia

Lithuania

Luxembourg

Macau

Macedonia

Madagascar

Malawi

Malaysia

Mali

Malta, Republic of

Mauritania

Mauritius

Micronesia, Fed

States of

Moldova

Mongolia

Mozambique

Namibia

Nepal

Netherlands

Niger

Nigeria

Norway

Oman

Pakistan

Palau

Papua New Guinea

Philippines

Poland

Portugal

Qatar

Romania

Russia

Sao Tome e

Principe

Saudi Arabia

Senegal

Seychelles

Sierra Leone

Singapore

Slovakia

Slovenia

Solomon Islands

South Africa

Spain

Sri Lanka

Swaziland

Sweden

Switzerland

Taiwan

Tajikistan

Tanzania

Thailand

Tunisia

Turkey

Turkmenistan

UAE

Uganda

Ukraine

United Kingdom

Uzbekistan

Vietnam

Yemen

Zimbabwe

EXHIBIT B

1. Apple shall collect and remit to the competent tax authorities the taxes described in Section 3.2 of this Schedule 2 for sales of the Licensed Applications to End-Users located in the following countries, as updated from time to time via the iTunes Connect site:

Australia Estonia Latvia Romania

Austria Finland Lithuania Slovakia

Belgium France Luxembourg South Africa

Bulgaria Germany Malta, Republic of Slovenia

Canada Greece Netherlands Spain

Croatia Hungary Norway Sweden

Cyprus Iceland Poland Switzerland

Czech Republic Ireland Portugal United Kingdom

Denmark Italy United States

2. Apple shall not collect and remit the taxes described in Section 3.2 of this Schedule 2 for sales of the Licensed Applications to End-Users located in the countries listed below as updated from time to time via the iTunes Connect site. You shall be solely responsible for the collection and remittance of such taxes as may be required by local law.

Albania

Algeria

Angola

Anguilla

Antigua & Barbuda

Argentina

Armenia

Azerbaijan

Bahamas

Bahrain

Barbados

Belarus

Belize

Benin

Bermuda

Bhutan

Bolivia

Botswana

Brazil

British Virgin Islands

Brunei

Burkina-Faso

Cambodia

Cape Verde

Cayman Islands

Chad

Chile

China

Colombia

Congo (Republic of)

Costa Rica

Dominica

Dominican Republic

Ecuador

Egypt

El Salvador

Fiji

Gambia

Ghana

Grenada

Guatemala

Guinea-Bissau

Guyana

Honduras

Hong Kong

India

Indonesia

Israel

Jamaica

Japan

Jordan

Kazakhstan

Kenya

Korea

Kuwait

Kyrgyzstan

Laos

Lebanon

Liberia

Macau

Macedonia

Madagascar

Malawi

Malaysia

Mali

Mauritania

Mauritius

Mexico

Micronesia (Fed

States of)

Moldova

Mongolia

Montserrat

Mozambique

Namibia

Nepal

New Zealand

Nicaragua

Niger

Nigeria

Oman

Pakistan

Palau

Panama

Papua New Guinea

Paraguay

Peru

Philippines

Qatar

Russia

Sao Tome e Principe

Saudi Arabia

Senegal

Seychelles

Sierra Leone

Singapore

Solomon Islands

Sri Lanka

St. Kitts and Nevis

St. Lucia

St. Vincent & The

Grenadines

Suriname

Swaziland

Taiwan

Tajikistan

Tanzania

Thailand

Trinidad & Tobago

Tunisia

Turkey

Turkmenistan

Turks & Caicos

UAE

Uganda

Ukraine

Uruguay

Uzbekistan

Venezuela

Vietnam

Yemen

Zimbabwe

EXHIBIT C

The list of available price tiers and proceeds is set forth in the iTunes Connect tool and may be updated by Apple from time to time.

Customer Price is the price displayed to the End-User on the App Store. The agreed remittance currencies are USD, CAD, MXN, AUD, NZD, JPY, Euro, DKK, SEK, CHF, NOK, GBP, CNY, SGD, HKD, TWD, RUB, TRY, INR, IDR, ILS, ZAR, SAR, and AED depending on the currency of the Customer Price, as indicated in this Exhibit C and as may be updated from time to time via the iTunes Connect site. Customers are charged the following currencies in the following countries:

- USD: Albania, Algeria, Angola, Anguilla, Antigua & Barbuda, Argentina, Armenia, Azerbaijan, Bahamas, Bahrain, Barbados, Belarus, Belize, Benin, Bermuda, Bhutan, Bolivia, Botswana, Brazil, British Virgin Islands, Brunei, Burkina-Faso, Cambodia, Cape Verde, Cayman Islands, Chad, Chile, Colombia, Congo (Republic of), Costa Rica, Croatia, Dominica, Dominican Republic, Ecuador, El Salvador, Egypt, Fiji, Gambia, Ghana, Grenada, Guatemala, Guinea-Bissau, Guyana, Honduras, Iceland, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Kyrgyzstan, Laos, Lebanon, Liberia, Macau, Macedonia, Madagascar, Malawi, Malaysia, Mali, Mauritania, Mauritius, Micronesia (Fed States of), Moldova, Mongolia, Montserrat, Mozambique, Namibia, Nepal, Nicaragua, Niger, Nigeria, Oman, Pakistan, Palau, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Qatar, Sao Tome e Principe, Senegal, Seychelles, Sierra Leone, Solomon Islands, Sri Lanka, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Suriname, Swaziland, Tajikistan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkmenistan, Turks and Caicos, Uganda, Ukraine, Uruguay, United States, Uzbekistan, Venezuela, Vietnam, Yemen, Zimbabwe

- MXN: Mexico

- CAD: Canada

- AUD: Australia

- NZD: New Zealand

- JPY: Japan

- Euro: Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Malta (Republic of), Luxembourg, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain

- DKK: Denmark

- NOK: Norway

- SEK: Sweden

- CHF: Switzerland

- GBP: United Kingdom

- CNY: China

- SGD: Singapore

- HKD: Hong Kong

- TWD: Taiwan

- RUB: Russia

- TRY: Turkey

- INR: India

- IDR: Indonesia

- ILS: Israel

- ZAR: South Africa

- SAR: Saudi Arabia

- AED: UAE

EXHIBIT D

1. Delivery of Licensed Applications to End-Users in Canada

Where You designate Apple Canada to allow access to the Licensed Applications to End-Users in Canada:

1.1 General

You shall indemnify and hold Apple harmless against any and all claims by the Canada Revenue Agency (the “CRA”), Ministere du Revenu du Quebec (the “MRQ”) and the tax authorities of any province that has a provincial retail sales tax (“PST”) for any failure to pay, collect or remit any amount(s) of goods and services tax/harmonized sales tax (“GST/HST”) imposed under the Excise Tax Act (Canada) (The “ETA”), Quebec Sales Tax (“QST”) or PST and any penalties and/or interest thereon in connection with any supplies made by Apple Canada to End-Users in Canada on Your behalf and any supplies made by Apple Canada to You.

1.2 GST/HST

(a) This Section 1.2 of Exhibit D applies with respect to supplies made by You, through Apple Canada, as agent to End-Users in Canada. Terms defined in the ETA have the same meaning when used in this Section 1.2. Apple Canada is registered for GST/HST purposes, with GST/HST Registration No. R100236199.

(b) If You are a resident of Canada or are a non-resident of Canada that is required to register for GST/HST purposes pursuant to the ETA, it is a condition of this Schedule 2, that You are registered for GST/HST or have submitted an application to register for GST/HST to the CRA with an effective GST/HST registration date of no later than the date of this Schedule 2. You shall provide Apple Canada with satisfactory evidence of Your GST/HST registration (e.g., a copy of Your CRA confirmation letter or print-out from the GST/HST Registry on the CRA web site) at Apple Canada’s request. You warrant that You will notify Apple Canada if You cease to be registered for GST/HST.

(c) If You are registered for GST/HST purposes, You, by executing this Schedule 2, (i) agree to enter into the election pursuant to subsection 177(1.1) of the ETA to have Apple Canada collect, account for and remit GST/HST on sales of Licensed Applications made to End-Users in Canada on Your behalf and have completed (including entering its valid GST/HST registration number), signed and returned to Apple Canada Form GST506 (accessible on the iTunes Connect site); and (ii) acknowledge that the commission payable by You to Apple Canada includes GST at a rate of 5% (or the GST rate as applicable from time to time).

(d) If You are not registered for GST/HST purposes, by executing this Schedule 2 and not completing, signing and returning Form GST506 to Apple Canada, You (i) certify that You are not registered for GST/HST purposes; (ii) certify that You are not resident in Canada and do not carry on business in Canada for purposes of the ETA; (iii) acknowledge that Apple Canada will charge, collect and remit GST/HST on sales of Licensed Applications to End-Users in Canada made on Your behalf; (iv) acknowledge that the commission payable by You to Apple Canada is zero-rated for GST/HST purposes (i.e., GST/HST rate is 0%); and (v) agree to indemnify Apple for any GST/HST, interest and penalty assessed against Apple Canada if it is determined that You should have been registered for GST/HST purposes such that the commission fees charged by Apple Canada were subject to GST.

1.3 Quebec Sales Tax Terms defined in an Act respecting the Quebec Sales Tax (the “QSTA”) have the same meaning when used in this Section 1.3 of Exhibit D.

(a) If You are a resident of Quebec, it is a condition of this Schedule 2, that You are registered for QST or have submitted an application to register for QST to the MRQ with an effective QST registration date of no later than the date of this Schedule 2. You shall provide Apple Canada with satisfactory evidence of Your QST registration (e.g., a copy of Your MRQ confirmation letter or print-out from the QST Registry on the MRQ web site) at Apple Canada’s request. You warrant that You will notify Apple Canada if You cease to be registered for QST.

(b) If You are a resident of Quebec, You, by executing this Schedule 2, (i) certify that You are registered for QST; (ii) agree to enter into the election pursuant to section 41.0.1 of the QSTA to have Apple Canada collect, account for and remit QST on sales of Licensed Applications to End-Users in Quebec made on Your behalf and have completed (including entering its valid QST registration number), signed and returned to Apple Canada Form FP2506-V; and (iii) acknowledge that Apple Canada will not charge, collect or remit QST on sales of Licensed Applications made on Your behalf to End-Users located outside Quebec on the assumption that the End-Users are not resident in Quebec and not registered for QST purposes such that the sales are zero-rated for QST purposes.

(c) If You are not resident in Quebec, by executing this Schedule 2 and not completing, signing and returning Form FP2506-V to Apple Canada, You (i) certify that You are not resident in Quebec; (ii) certify that You do not have a permanent establishment in Quebec; and (iii) acknowledge Apple will charge, collect and remit QST on sales of Licensed Applications to End-Users in Quebec made on Your behalf.

1.4 PST

This Section 1.4 of Exhibit D applies to supplies of Licensed Applications made by You, through Apple Canada, as agent, to End-Users in the provinces of British Columbia, Saskatchewan, Manitoba, Ontario, Prince Edward Island and any other province that has or that adopts a PST. You acknowledge and agree that Apple Canada will charge, collect and remit applicable PST on sales of Licensed Applications made to End-Users in these provinces by Apple Canada on Your behalf.

2. Delivery of Licensed Applications to End-Users in Australia

Where You designate APL to allow access to the Licensed Applications to End-Users in Australia:

2.1 You shall indemnify and hold Apple harmless against any and all claims by the Commissioner of Taxation (“Commissioner”) for nonpayment or underpayment of GST under the A New Tax System (Goods and Services Tax) Act 1999 (“GST Act”) and for any penalties and/ or interest thereon. In addition, You shall indemnify and hold Apple harmless against any penalties imposed by the Commissioner for failing to register for GST in Australia.

2.2 Goods and Services Tax (GST)

(a) General

(i) This Section 2.2 of Exhibit D applies to supplies made by You, through APL, as agent, that are connected with Australia. Terms defined in the GST Act have the same meaning when used in this Section 2.2. (ii) Unless expressly stated otherwise, any sum payable or amount used in the calculation of a sum payable under this Schedule 2 has been determined without regard to GST and must be increased on account of any GST payable under this Section 2.2. (iii) If any GST is payable on any taxable supply made under this Schedule 2 by a supplier to a recipient, the recipient must pay the GST to the supplier at the same time and in the same manner as providing any monetary consideration. For the avoidance of doubt, this includes any monetary consideration that is deducted by APL as commission in accordance with Section 3.4 of this Schedule 2.

(iv) The amount recoverable on account of GST under this clause by APL will include any fines, penalties, interest and other charges.

(v) This Section 2 of Exhibit D survives the termination of the Agreement.

(b) Resident Developers or Non-resident GST-Registered Developers

(i) If You are a resident of Australia, it is a condition of this Schedule 2, that You have an Australian Business Number (“ABN”) and are registered for GST or have submitted an application to register for GST to the Commissioner with an effective GST registration date of no later than the date of this Schedule 2. You will provide Apple with satisfactory evidence of Your ABN and GST registration (by uploading to Apple, using the iTunes Connect site, a copy of Your GST registration or print-out from the Australian Business Register) within 30 days of this Schedule 2. You warrant that You will notify Apple if it ceases to hold a valid ABN or be registered for GST.

(ii) If You are a non-resident and are registered for GST, it is a condition of this Schedule 2 that You will provide Apple with satisfactory evidence of Your ABN and GST registration within 30 days of this Schedule

2. You warrant that You will notify Apple if You cease to be registered for GST.

(iii) You and Apple agree to enter into an arrangement for the purposes of s.153-50 of the GST Act.

You and Apple further agree that for taxable supplies made by You, through APL as agent, to any End-User:

(A) APL will be deemed as making supplies to any End-User;

(B) You will be deemed as making separate, corresponding supplies to APL;

(C) APL will issue to any End-User, in APL’s own name, all tax invoices and adjustment notes relating to supplies made under paragraph (iii)(a);

(D) You will not issue to any End-User any tax invoices or adjustment notes relating to taxable supplies made under paragraph (iii)(a);

(E) APL will issue a recipient created tax invoice to You in respect of any taxable supplies made by You to APL under this Schedule 2, including taxable supplies made under paragraph (iii)(b); and

(F) You will not issue a tax invoice to Apple in respect of any taxable supplies made by You to Apple under this Schedule 2, including taxable supplies made under paragraph (iii)(b).

(c) Non-resident, Non-GST-registered Developers If You are a non-resident and are not registered for GST, then:

(i) APL will issue to any End-User, in APL’s own name, all tax invoices and adjustment notes relating to taxable supplies made by You through APL as agent; and

(ii) You will not issue to any End-User any tax invoices or adjustment notes relating to taxable supplies made by You through APL as agent.

3. Delivery of Licensed Applications to End-Users in the United States

Where You designate Apple Inc. to allow access to the Licensed Applications to End-Users in the United States:

3.1 If You are not a resident of the United States for U.S. federal income tax purposes, You will complete Internal Revenue Service Form W-8BEN and/or any other required tax forms and provide Apple with a copy of such completed form(s), and any other information necessary for compliance with applicable tax laws and regulations, as instructed on the iTunes Connect site.

3.2 If Apple, in its reasonable belief, determines that any state or local sales, use or similar transaction tax may be due from Apple or You in connection with the sale or delivery of any of the Licensed Applications, Apple will collect and remit those taxes to the competent tax authorities. To the extent that the incidence of any such tax, or responsibility for collecting that tax, falls upon You, You authorize Apple to act on Your behalf in collecting and remitting that tax, but to the extent that Apple has not collected any such tax, or has not received reimbursement for that tax, from End-Users, You shall remain primarily liable for the tax, and You will reimburse Apple for any tax payments that Apple is required to make, but is not otherwise able to recover.

3.3 In the event that You incur liability for income tax, franchise tax, business and occupation tax, or any similar taxes based on Your income, You shall be solely responsible for that tax.

4. Delivery of Licensed Applications to End-Users in Japan

Where You designate iTunes KK to allow access to the Licensed Applications to End-Users in Japan:

4.1 You acknowledge and agree that You have the sole responsibility for: (i) consumption tax output liability, if any, with respect to delivery on Your behalf of Your Licensed Applications to End-Users by iTunes KK; (ii) filing of consumption tax returns and payment of consumption tax to the Japanese government, if applicable; and (iii) determining independently, in consultation with Your own tax advisor, Your taxpayer status and tax payment obligations for consumption tax purposes.

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8 June 2015

4.2 Commissions charged by iTunes KK to Japan resident developers will include consumption tax.

4.3 If You are not a resident of Japan, You may complete the withholding tax forms for Your country of residence to claim treaty benefits with Japan. Notwithstanding section 3.3 of Schedule 2, iTunes KK will remit such funds as are due to You prior to receipt of such tax documentation, but in such case in its discretion iTunes KK may withhold and remit to the competent tax authorities Japanese withholding tax unreduced by any tax treaty. iTunes KK will apply any reduced rate of withholding tax provided for in any income tax treaty between Your country of residence and Japan only to remittances made to You after iTunes KK receives and has filed the required tax documentation. iTunes KK will not refund any withholding tax withheld on remittances made prior to that date.

5. Delivery of Licensed Applications to End-Users in countries listed in Exhibit A, Section 2

Where You designate iTunes Sarl to allow access to the Licensed Applications to End-Users in Exhibit A, Section 2: You acknowledge that in the event iTunes Sarl is subject to any sales, use, goods and services, value added, or other tax or levy with respect to any remittance to You, the full amount of such tax or levy shall be solely for Your account. For the avoidance of doubt, any invoice issued by You to iTunes Sarl will be limited to amounts actually due to You, which amounts shall be inclusive of any value added or other tax or levy as set forth above. You will indemnify and hold Apple harmless against any and all claims by any competent tax authorities for any underpayment of any such sales, use, goods and services, value added, or other tax or levy, and any penalties and/or interest thereon.

EXHIBIT E

Instructions for Minimum Terms of Developer’s End-User License Agreement

1. Acknowledgement: You and the End-User must acknowledge that the EULA is concluded between You and the End-User only, and not with Apple, and You, not Apple, are solely responsible for the Licensed Application and the content thereof. The EULA may not provide for usage rules for Licensed Applications that are in conflict with, the App Store Terms of Service as of the Effective Date (which You acknowledge You have had the opportunity to review).

2. Scope of License: The license granted to the End-User for the Licensed Application must be limited to a non-transferable license to use the Licensed Application on any Apple-branded Products that the End-User owns or controls and as permitted by the Usage Rules set forth in the App Store Terms of Service, except that such Licensed Application may be accessed and used by other accounts associated with the purchaser via Family Sharing or volume purchasing.

3. Maintenance and Support: You must be solely responsible for providing any maintenance and support services with respect to the Licensed Application, as specified in the EULA, or as required under applicable law. You and the End-User must acknowledge that Apple has no obligation whatsoever to furnish any maintenance and support services with respect to the Licensed Application.

4. Warranty: You must be solely responsible for any product warranties, whether express or implied by law, to the extent not effectively disclaimed. The EULA must provide that, in the event of any failure of the Licensed Application to conform to any applicable warranty, the End-User may notify Apple, and Apple will refund the purchase price for the Licensed Application to that End-User; and that, to the maximum extent permitted by applicable law, Apple will have no other warranty obligation whatsoever with respect to the Licensed Application, and any other claims, losses, liabilities, damages, costs or expenses attributable to any failure to conform to any warranty will be Your sole responsibility.

5. Product Claims: You and the End-User must acknowledge that You, not Apple, are responsible for addressing any claims of the End-User or any third party relating to the Licensed Application or the end- user’s possession and/or use of that Licensed Application, including, but not limited to: (i) product liability claims; (ii) any claim that the Licensed Application fails to conform to any applicable legal or regulatory requirement; and (iii) claims arising under consumer protection, privacy, or similar legislation, including in connection with Your Licensed Application’s use of the HealthKit and HomeKit frameworks. The EULA may not limit Your liability to the End-User beyond what is permitted by applicable law.

6. Intellectual Property Rights: You and the End-User must acknowledge that, in the event of any third party claim that the Licensed Application or the End-User’s possession and use of that Licensed Application infringes that third party’s intellectual property rights, You, not Apple, will be solely responsible for the investigation, defense, settlement and discharge of any such intellectual property infringement claim.

7. Legal Compliance: The End-User must represent and warrant that (i) he/she is not located in a country that is subject to a U.S. Government embargo, or that has been designated by the U.S. Government as a “terrorist supporting” country; and (ii) he/she is not listed on any U.S. Government list of prohibited or restricted parties.

8. Developer Name and Address: You must state in the EULA Your name and address, and the contact information (telephone number; E-mail address) to which any End-User questions, complaints or claims with respect to the Licensed Application should be directed.

9. Third Party Terms of Agreement: You must state in the EULA that the End-User must comply with applicable third party terms of agreement when using Your Application, e.g., if You have a VoIP application, then the End-User must not be in violation of their wireless data service agreement when using Your Application.

10. Third Party Beneficiary: You and the End-User must acknowledge and agree that Apple, and Apple’s subsidiaries, are third party beneficiaries of the EULA, and that, upon the End-User’s acceptance of the terms and conditions of the EULA, Apple will have the right (and will be deemed to have accepted the right) to enforce the EULA against the End-User as a third party beneficiary thereof. By clicking to agree to this Schedule 3, which is hereby offered to You by Apple, You agree with Apple to amend that certain Apple Developer Program License Agreement currently in effect between You and Apple (the “Agreement”) to add this Schedule 3 thereto (supplanting any existing Schedule 3). Except as otherwise provided herein, all capitalized terms shall have the meanings set forth in the Agreement.

Schedule 3

1. Appointment of Agent and Commissionaire

1.1 You hereby appoint Apple and Apple Subsidiaries (collectively “Apple”) as: (i) Your agent for the marketing, sale and delivery of Custom B2B Applications to VPP Customers and applicable End-Users located in those countries listed on Exhibit A, Section 1 to this Schedule 3, subject to change; and (ii) Your commissionaire for the marketing, sale, and delivery of Custom B2B Applications to VPP Customers and applicable End-Users located in those countries listed on Exhibit A, Section 2 to this Schedule 3, subject to change, during the Delivery Period. The most current list of App Store countries among which You may select with respect to Your Custom B2B Applications shall be set forth in the iTunes Connect tool and may be updated by Apple from time to time. You hereby acknowledge that Apple will market and make the Custom B2B Applications available for purchase by VPP Customers through the B2B Program Site, and download by End-Users or, solely in connection with certain Apple licensed software, by VPP Customers using a single Apple ID for distribution to multiple End-Users, for You and on Your behalf.

For purposes of this Schedule 3:

“B2B Content Code(s)” means alphanumeric content codes generated by Apple and distributed to VPP Customers that may be redeemed by an End-User for the download of a licensed copy of the Custom B2B Application.

"Custom B2B Application" also includes any additional permitted functionality, content, or services sold by You from within a Custom B2B Application using the In-App Purchase API.

"End-User" includes the individual authorized to use the Custom B2B Application by the institutional purchaser, the institutional administrator responsible for management of installations on shared devices, as well as authorized institutional purchasers themselves, including educational institutions approved by Apple, which may acquire the Custom B2B Applications for use by their employees, agents, and affiliates.

“Licensed Application Information” includes Licensed Application Information associated with a Custom B2B Application.

“Volume Purchase Program” or “VPP” means an Apple program that offers the ability to obtain Custom B2B Applications and make purchases of Licensed Applications in bulk subject to the Volume Purchase Program terms, conditions, and program requirements.

“VPP Customer(s)” means a third party that is enrolled in Apple’s Volume Purchase Program.

“You” shall include iTunes Connect users authorized by You to submit Licensed Applications and associated metadata on Your behalf.

1.2 In furtherance of Apple’s appointment under Section 1.1 of this Schedule 3, You hereby authorize and instruct Apple to:

(a) market, solicit, and obtain orders on Your behalf for Custom B2B Applications from VPP Customers identified by You and their related End-Users in the countries identified in the iTunes Connect tool;

(b) provide hosting services to You, in order to allow for the storage of, and End-User access to, the Custom B2B Applications and, solely in connection with certain Apple licensed software, permit third party hosting of such Custom B2B Applications;

(c) make copies of, format, and otherwise prepare Custom B2B Applications for acquisition and download by End-Users, including adding the Security Solution and other optimizations identified in the Agreement;

(d) allow End-Users to access and re-access copies of the Custom B2B Applications, so that End-Users may acquire and electronically download those Custom B2B Applications developed by You, Licensed Application Information, and associated metadata to End-Users through the B2B Program Site, and You hereby authorize distribution of Your Custom B2B Applications under this Schedule 3 for use by multiple End-Users when the Custom B2B Application is purchased by a single institutional customer via the Volume Purchase Program for use by its End-Users and/or for installation on devices owned or controlled by that institutional customer in accordance with the Volume Purchase Program terms, conditions, and program requirements;

(e) issue invoices for the purchase price payable by VPP Customers for the Custom B2B Applications;

(f) use (i) screen shots and/or up to 30 second excerpts of the Custom B2B Applications; (ii) trademarks and logos associated with the Custom B2B Applications; and (iii) Licensed Application Information, for promotional purposes in marketing materials, excluding those portions of the Custom B2B Applications, trademarks or logos, or Custom B2B Application Information which You do not have the right to use for promotional purposes, and which You identify in writing at the time that the Custom B2B Applications are delivered by You to Apple under Section 2.1 of this Schedule 3, and use images and other materials that You may provide to Apple, at Apple’s reasonable request, for promotional purposes in marketing materials; and

(g) otherwise use Custom B2B Applications, Licensed Application Information and associated metadata as may be reasonably necessary in the marketing and delivery of the Custom B2B Applications in accordance with this Schedule 3. You agree that no royalty or other compensation is payable for the rights described above in Section 1.2 of this Schedule 3.

1.3 The parties acknowledge and agree that their relationship under this Schedule 3 is, and shall be, that of principal and agent, or principal and commissionaire, as the case may be, as described in Exhibit A, Section 1 and Exhibit A, Section 2, respectively, and that You, as principal, are, and shall be, solely responsible for any and all claims and liabilities involving or relating to, the Custom B2B Applications, as provided in this Schedule

3. The parties acknowledge and agree that Your appointment of Apple as Your agent or commissionaire, as the case may be, under this Schedule 3 is non-exclusive. You hereby represent and warrant that You own or control the necessary rights in order to appoint Apple and Apple Subsidiaries as Your worldwide agent and/or commissionaire for the delivery of Your Custom B2B Applications, and that the fulfillment of such appointment by Apple and Apple Subsidiaries shall not violate or infringe the rights of any third party.

1.4 For purposes of this Schedule 3, the “Delivery Period” shall mean the period beginning on the Effective Date of the Agreement, and expiring on the last day of the Agreement or any renewal thereof; provided, however, that Apple’s appointment as Your agent or commissionaire shall survive expiration of the Agreement for a reasonable phase-out period not to exceed thirty (30) days after the final outstanding Content Code for Your Custom B2B Applications has been redeemed and further provided that, solely with respect to Your End- Users, subsections 1.2(b), (c), and (d) of this Schedule 3 shall survive termination or expiration of the Agreement unless You indicate otherwise pursuant to sections 5.1 and 7.2 of this Schedule 3.

2. Delivery of the Custom B2B Applications to Apple

2.1 You will deliver to Apple, at Your sole expense, using the iTunes Connect tool, the Custom B2B Applications, Licensed Application Information and associated metadata, in a format and manner prescribed by Apple, as required for the delivery of the Custom B2B Applications to End-Users in accordance with this Schedule 3 and will identify this material as a Custom B2B Application via the iTunes Connect site. Metadata You deliver to Apple under this Schedule 3 will include: (i) the title and version number of each of the Custom B2B Applications; (ii) the VPP Customers You designate as authorized purchasers of the Custom B2B Application and whose End-Users may use the Content Codes; (iii) any copyright or other intellectual property rights notices; and (iv) Your End-User license agreement (“EULA”), if any, in accordance with Section 4.2 of this Schedule 3.

2.2 All Custom B2B Applications will be delivered by You to Apple using software tools, a secure FTP site address and/or such other delivery methods as prescribed by Apple.

2.3 You hereby certify that all of the Custom B2B Applications You deliver to Apple under this Schedule 3 are authorized for export from the United States to each of the countries listed on Exhibit A hereto, in accordance with the requirements of all applicable laws, including but not limited to the United States Export Administration Regulations, 15 C.F.R. Parts 730-774 and the International Traffic In Arms Regulations 22 C.F.R. Parts 120-130. Without limiting the generality of this Section 2.3, You certify that (i) none of the Custom B2B Applications contains, uses or supports any data encryption or cryptographic functions; or (ii) in the event that any Custom B2B Application contains, uses or supports any such data encryption or cryptographic functionality, You will upon request provide Apple with a PDF copy of Your Encryption Registration Number (ERN), or export classification ruling (CCATS) issued by the United States Commerce Department, Bureau of Industry and Security and PDF copies of appropriate authorizations from other countries that mandate import authorizations for that Licensed Application, as required. You acknowledge that Apple is relying upon Your certification in this Section 2.3 in allowing End-Users to access and download the Custom B2B Applications under this Schedule 3. Except as provided in this Section 2.3, Apple will be responsible for compliance with the requirements of the Export Administration Regulations in allowing End-Users to access and download the Custom B2B Applications under this Schedule 3.

3. Delivery of the Custom B2B Applications to End-Users

3.1 You acknowledge and agree that Apple, in the course of acting as agent and/or commissionaire for You, is hosting the Custom B2B Applications, providing Content Codes to VPP Customers, and is allowing the download of the Custom B2B Applications by End-Users, on Your behalf. However, You are responsible for hosting and delivering content or services sold by You using the In-App Purchase API, except for content that is included within the Custom B2B Application itself (i.e., the In-App Purchase simply unlocks the content) or content hosted by Apple pursuant to Section 3.3 of the Program Agreement. All of the Custom B2B Applications shall be marketed by Apple, on Your behalf, to End-User VPP Customers at prices identified in a price tier and designated by You, in Your sole discretion, from the pricing schedule attached to this Schedule 3 as Exhibit C, which may be updated from time to time by Apple on iTunes Connect. You may change the price tier for any Custom B2B Application at any time, at Your discretion, in accordance with the pricing schedule set forth on that Exhibit C as updated from time to time, using tools provided on the iTunes Connect tool. As Your agent and/or commissionaire, Apple shall be solely responsible for the collection of all prices payable by VPP Customers for Custom B2B Applications acquired by End-Users under this Schedule 3.

3.2 In the event that the sale or delivery of any of the Custom B2B Applications to any End-User is subject to any sales, use, goods and services, value added, or other similar tax, under applicable law, responsibility for the collection and remittance of that tax for sales of the Custom B2B Applications to End-Users will be determined in accordance with Exhibit B to this Schedule 3 as updated from time to time via the iTunes Connect site. For the sake of clarity, Apple shall not be responsible for the collection and remittance of telecommunications and similar taxes. You shall indemnify and hold Apple harmless against any and all claims by any tax authority for any underpayment of any sales, use, goods and services, value added or other tax or levy, and any penalties and/or interest thereon.

3.3 In furtherance of the parties’ respective tax compliance obligations, Apple requires that You comply with the requirements listed on Exhibit D to this Schedule 3 or on iTunes Connect depending upon, among other things, (i) Your country of residence, and (ii) the countries designated by You in which You wish Apple to allow sale of and access to the Custom B2B Applications. In the event that Apple collects any amounts corresponding to the purchase price for any of Your Custom B2B Applications before You have provided Apple with any tax documentation required under Exhibit D to this Schedule 3, Apple will not remit those amounts to You, but will hold those amounts in trust for You, until such time as You have provided Apple with the required tax documentation. Upon receipt of all required tax documents from You, Apple will remit to You any amounts held in trust by Apple for You, without interest, under this Section 3.3, in accordance with the provisions of this Schedule 3.

3.4 Apple shall be entitled to the following commissions in consideration for its services as Your agent and/or commissionaire under this Schedule 3:

(a) For sales of Custom B2B Applications to VPP Customers located in those countries listed in Exhibit B, Section 1 of this Schedule 3 as updated from time to time via the iTunes Connect site, Apple shall be entitled to a commission equal to thirty percent (30%) of all prices payable by each VPP Customer. For purposes of determining the commissions to which Apple is entitled under this Section 3.4(a), the prices payable by VPP Customers shall be net of any and all taxes collected, as provided in Section 3.2 of this Schedule 3.

(b) For sales of Custom B2B Applications to VPP Customers located in those countries listed in Exhibit B, Section 2 of this Schedule 3 as updated from time to time via the iTunes Connect site, Apple shall be entitled to a commission equal to thirty percent (30%) of all prices payable by each VPP Customer. Except as otherwise provided in Section 3.2 of this Schedule 3, Apple shall be entitled to the commissions specified in Sections 3.4(a) and 3.4(b) hereof without reduction for any taxes or other government levies, including any and all taxes or other, similar obligations of You, Apple or any VPP Customer relating to the delivery or use of the Custom B2B Applications.

3.5 Upon collection of any amounts from any VPP Customer as the price for any Custom B2B Application delivered to that VPP Customer’s designated End-Users hereunder, Apple shall deduct the full amount of its commission with respect to that Custom B2B Application, and any taxes collected by Apple under Section 3.2 hereof, and shall remit to You, or issue a credit in Your favor, as the case may be, the remainder of those prices in accordance with Apple standard business practices, including the following: remittance payments (i) are made by means of wire transfer only; (ii) are subject to minimum monthly remittance amount thresholds; (iii) require You to provide certain remittance-related information on the iTunes Connect site; and (iv) subject to the foregoing requirements, will be made no later than forty-five (45) days following the close of the monthly period in which the corresponding amount was received by Apple from the End-User. No later than forty- five (45) days following the end of each monthly period, Apple will make available to You on the iTunes Connect site a sales report in sufficient detail to permit You to identify the Custom B2B Applications sold in that monthly period and the total amount to be remitted to You by Apple. You hereby acknowledge and agree that Apple shall be entitled to a commission, in accordance with this Section 3.5 on the delivery of any B2B Content Codes to any VPP Customer, even if Apple is unable to collect the price for that Custom B2B Application from the VPP Customer. In the event that the purchase price received by Apple from any VPP Customer for any Custom B2B Application is in a currency other than the remittance currency agreed between Apple and You, the purchase price for that Custom B2B Application shall be converted to the remittance currency, and the amount to be remitted by Apple to You shall be determined, in accordance with an exchange rate fixed for the Delivery Period, as reflected in Exhibit C attached hereto as updated from time to time pursuant to section 3.1 of this Schedule 3. Apple may provide a means on iTunes Connect to enable You to designate a primary currency for the bank account designated by You for receiving remittances (“Designated Currency”). Apple may cause Apple's bank to convert all remittances in any remittance currency other than the Designated Currency into the Designated Currency prior to remittance to You. You agree that any resulting currency exchange differentials or fees charged by Apple's bank may be deducted from such remittances. You remain responsible for any fees (e.g., wire transfer fees) charged by Your bank or any intermediary banks between Your bank and Apple’s bank.

3.6 In the event that any price payable by any VPP Customer for any of the Custom B2B Applications is subject to (i) any withholding or similar tax; or (ii) any sales, use, goods and services, value added, or other tax or levy not collected by Apple under Section 3.2 hereof; or (iii) any other tax or other government levy of whatever nature, the full amount of that tax or levy shall be solely for Your account, and shall not reduce the commission to which Apple is entitled under this Schedule 3.

3.7 In the event that any remittance made by Apple to You is subject to any withholding or similar tax, the full amount of that withholding or similar tax shall be solely for Your account, and will not reduce the commission to which Apple is entitled on that transaction. If Apple reasonably believes that such tax is due, Apple will deduct the full amount of such withholding or similar tax from the gross amount owed to You, and will pay the full amount withheld over to the competent tax authorities. Apple will apply a reduced rate of withholding tax, if any, provided for in any applicable income tax treaty only if You furnish Apple with such documentation required under that income tax treaty or otherwise satisfactory to Apple, sufficient to establish Your entitlement to the benefit of that reduced rate of withholding tax. Upon Your timely request to Apple in writing, using means reasonably designated by Apple, Apple will use commercially practical efforts to report to You the amount of Apple’s payment of withholding or similar taxes to the competent tax authorities on Your behalf. You will indemnify and hold Apple harmless against any and all claims by any competent tax authority for any underpayment of any such withholding or similar taxes, and any penalties and/or interest thereon, including, but not limited to, underpayments attributable to any erroneous claim or representation by You as to Your entitlement to, or Your disqualification for, the benefit of a reduced rate of withholding tax.

3.8 You may offer auto-renewing subscriptions in select Territories using the In-App Purchase API subject to the terms of this Schedule 3, provided that:

(a) Auto-renew functionality must be on a weekly, monthly, bi-monthly, tri-monthly, semi-annual or annual basis at a price You select based on the pricing matrix attached to this Schedule 3 as Exhibit C. You may, however, offer more than one option.

(b) You clearly and conspicuously disclose to users the following information regarding Your auto-renewing subscription:

• Title of publication or service

• Length of subscription (time period and/or number of deliveries during each subscription period)

• Price of subscription, and price per issue if appropriate

• Payment will be charged to iTunes Account at confirmation of purchase

• Subscription automatically renews unless auto-renew is turned off at least 24-hours before the end of the current period

• Account will be charged for renewal within 24-hours prior to the end of the current period, and identify the cost of the renewal

• Subscriptions may be managed by the user and auto-renewal may be turned off by going to the user’s Account Settings after purchase

• No cancellation of the current subscription is allowed during active subscription period

• Links to Your Privacy Policy and Terms of Use

• Any unused portion of a free trial period, if offered, will be forfeited when the user purchases a subscription to that publication, where applicable.

(c) You must fulfill the offer during the entire subscription period, as marketed and, in the event you breach this section 3.8(c) of Schedule 3, you hereby authorize and instruct Apple to refund to the End-User the full amount, or any portion thereof in Apple’s sole discretion, of the price paid by the End-User for that subscription. In the event that Apple refunds any such price to an End-User, You shall reimburse, or grant Apple a credit for, an amount equal to the price for that subscription. Apple will have the right to retain its commission on the sale of that subscription, notwithstanding the refund of the price to the End-User. You acknowledge that Apple may exercise its rights under section 7.3 of this Schedule 3 for repeated violations of this provision.

3.9 The auto-renewing feature may be disabled if the subscription price is increased during an active subscription period.

3.10 To the extent you promote and offer for sale auto-renewing subscriptions, You must do so in compliance with all legal and regulatory requirements.

3.11 Subscription services purchased within Custom B2B Applications must use In-App Purchase, which will be charged to the End-User iTunes account, not the VPP Customer account.

In addition to using the In-App Purchase API, a Custom B2B Application may read or play content (magazines, newspapers, books, audio, music, video) that is offered outside of the Custom B2B Application (such as, by way of example, through Your website) provided that You do not link to or market external offers for such content within the Custom B2B Application. You are responsible for authentication access to content acquired outside of the Custom B2B Application.

3.12 If your Custom B2B Application is periodical content-based (e.g. magazines and newspapers), Apple may provide You with the name, email address, and zip code associated with an End-User’s account when they purchase an auto-renewing subscription via the In-App Purchase API, provided that such user consents to the provision of data to You, and further provided that You may only use such data to promote Your own products and otherwise in strict compliance with Your publicly posted Privacy Policy, a copy of which must be readily viewed through and is consented to in Your Custom B2B Application. You may offer a free incentive to extend the subscription if the user agrees to send this information.

4. Ownership and End-User Licensing

4.1 The parties acknowledge and agree that Apple shall not acquire any ownership interest in or to any of the Custom B2B Applications or Licensed Application Information, and title, risk of loss, responsibility for, and control over the Custom B2B Applications shall, at all times, remain with You. Apple may not use any of the Custom B2B Applications or Licensed Application Information for any purpose, or in any manner, except as specifically authorized in this Schedule 3.

4.2 You may deliver to Apple Your own EULA for any Custom B2B Application at the time that You deliver that Custom B2B Application to Apple, in accordance with Section 2.1 of this Schedule 3; provided, however, that Your EULA must include and may not be inconsistent with the minimum terms and conditions specified on Exhibit E to this Schedule 3 and must comply with all applicable laws in the United States. Apple shall allow each End-User to which Apple allows access to any such Custom B2B Application to review Your EULA (if any) at the time that Apple delivers that Custom B2B Application to that End-User, and Apple shall notify each End- User that the End-User’s use of that Custom B2B Application is subject to the terms and conditions of Your EULA (if any). In the event that You do not furnish Your own EULA for any Custom B2B Application to Apple, You acknowledge and agree that each End-User’s use of that Custom B2B Application shall be subject to Apple’s standard EULA (which is part of the App Store Terms of Service).

4.3 You hereby acknowledge that the EULA for each of the Custom B2B Applications is solely between You and the End-User and conforms to applicable law, and Apple shall not be responsible for, and shall not have any liability whatsoever under, any EULA or any breach by You or any End-User of any of the terms and conditions of any EULA.

5. Content Restrictions and Software Rating

5.1 You represent and warrant that: (a) You have the right to enter into this Agreement, to reproduce and distribute each of the Custom B2B Applications, and to authorize Apple to permit End-Users to download and use each of the Custom B2B Applications through the B2B Program Site; (b) none of the Custom B2B Applications, or Apple’s or End-Users’ permitted uses of those Custom B2B Applications, violate or infringe any patent, copyright, trademark, trade secret or other intellectual property or contractual rights of any other person, firm, corporation or other entity and that You are not submitting the Custom B2B Applications to Apple on behalf of one or more third parties other than under license grant from one or more VPP Customers; (c) each of the Custom B2B Applications is authorized for distribution, sale and use in, export to, and import into each of the countries designated by You pursuant to Section 2.1 of this Schedule 3, in accordance with the laws and regulations of those countries and all applicable export/import regulations; (d) none of the Custom B2B Applications contains any obscene, offensive or other materials that are prohibited or restricted under the laws or regulations of any of the countries You pursuant to Section 2.1 of this Schedule 3; (e) all information You provided using the iTunes Connect tool, including any information relating to the Custom B2B Applications, is accurate and that, if any such information ceases to be accurate, You will promptly update it to be accurate using the iTunes Connect tool; and (f) in the event a dispute arises over the content of Your Custom B2B Applications or use of Your intellectual property in connection with the B2B Program Site, You agree to follow Apple’s app dispute process on a non-exclusive basis and without any party waiving its legal rights.

5.2 You shall use the software rating tool set forth on iTunes Connect to supply information regarding each of the Custom B2B Applications delivered by You for marketing and fulfillment by Apple through the B2B Program Site under this Schedule 3 in order to assign a rating to each such Custom B2B Application. For purposes of assigning a rating to each of the Custom B2B Applications, You shall use Your best efforts to provide correct and complete information about the content of that Custom B2B Application with the software rating tool. You acknowledge and agree that Apple is relying on: (i) Your good faith and diligence in accurately and completely providing requested information for each Custom B2B Application; and (ii) Your representations and warranties in Section 5.1 hereof, in making that Custom B2B Application available for download by End- Users in each of the countries You designated hereunder. Furthermore, You authorize Apple to correct the rating of any Custom B2B Application of Yours that has been assigned an incorrect rating; and You agree to any such corrected rating.

5.3 In the event that any country You designated hereunder requires the approval of, or rating of, any Custom B2B Application by any government or industry regulatory agency as a condition for the distribution, sale and/or use of that Custom B2B Application, You acknowledge and agree that Apple may elect not to make that Custom B2B Application available for purchase by VPP Customers and/or download by End-Users in that country from the B2B Program Site.

5.4 Custom B2B Applications that are targeted at children or otherwise likely to appeal to children, and which pressure children to make purchases (including, but not limited to, phrases such as “buy now” or “upgrade now”) or persuade others to make purchases for them, should not be made available in any Territory that has deemed such marketing practices illegal. You expressly accept and agree to take full responsibility for your Custom B2B Applications’ compliance with applicable laws pursuant to Section 5.1(c) of this Schedule 3, including without limitation consumer protection, marketing, and gaming laws. For more information on legal requirements of countries in the European Union, see http://ec.europa.eu/justice/consumer-marketing/unfairtrade/ index_en.htm

6. Responsibility and Liability

6.1 Apple shall have no responsibility for the installation and/or use of any of the Custom B2B Applications by any End-User. You shall be solely responsible for any and all product warranties, End-User assistance and product support with respect to each of the Custom B2B Applications.

6.2 You shall be solely responsible for, and Apple shall have no responsibility or liability whatsoever with respect to, any and all claims, suits, liabilities, losses, damages, costs and expenses arising from, or attributable to, the Custom B2B Applications and/or the use of those Custom B2B Applications by any End- User, including, but not limited to: (i) claims of breach of warranty, whether specified in the EULA or established under applicable law; (ii) product liability claims; and (iii) claims that any of the Custom B2B Applications and/or the End-User’s possession or use of those Custom B2B Applications infringes the copyright or other intellectual property rights of any third party.

6.3 In the event that Apple receives any notice or claim from any End-User that: (i) the End-User wishes to cancel its license to any of the Custom B2B Applications within ninety (90) days of the date of download of that Custom B2B Application by that End-User or the end of the auto-renewing subscription period offered pursuant to section 3.8 if such period is less than ninety (90) days; or (ii) a Custom B2B Application fails to conform to Your specifications or Your product warranty or the requirements of any applicable law, Apple may refund to the VPP Customer and/or End-User, as applicable, the full amount of the price paid by the VPP Customer or End-User for that Custom B2B Application. In the event that Apple refunds any such price to an End-User, You shall reimburse, or grant Apple a credit for, an amount equal to the price for that Custom B2B Application. Apple will have the right to retain its commission on the sale of that Custom B2B Application, notwithstanding the refund of the price to the VPP Customer or End-User.

7. Termination

7.1 This Schedule 3, and all of Apple’s obligations hereunder, shall terminate upon the expiration or termination of the Agreement. Notwithstanding any such termination, Apple shall be entitled to:

(i) all commissions on all Content Codes redeemable for copies of the Custom B2B Applications provided to VPP Customers prior to the date of termination (including the phase-out period set forth in Section 1.4 hereof); and

(ii) reimbursement from You of refunds paid by Apple to VPP Customers and/or End-Users, whether before or after the date of termination, in accordance with Section 6.3 of this Schedule 3.

7.2 In the event that You no longer have the legal right to distribute the Custom B2B Applications, or to authorize Apple to allow access to those Custom B2B Applications by End-Users, in accordance with this Schedule 3, You shall promptly notify Apple and withdraw those Custom B2B Applications from the B2B Program Site using the tools provided on the iTunes Connect tool; provided, however, that such withdrawal by You under this Section 7.2 shall not relieve You of any of Your obligations to Apple under this Schedule 3, or any liability to Apple and/or any End-User with respect to those Custom B2B Applications.

7.3 Apple reserves the right to cease marketing, offering, and allowing purchase by VPP Customers and download by End-Users of the Custom B2B Applications at any time, with or without cause, by providing notice of termination to You. Without limiting the generality of this Section 7.3, You acknowledge that Apple may cease the marketing and allowing download by End-Users of some or all of the Custom B2B Applications if Apple reasonably believes that: (i) those Custom B2B Applications are not authorized for export to one or more of the countries listed on Exhibit A, in accordance with the Export Administration Regulations; (ii) those Custom B2B Applications and/or any End-User’s possession and/or use of those Custom B2B Applications, infringe patent, copyright, trademark, trade secret or other intellectual property rights of any third party; (iii) the distribution, sale and/or use of those Custom B2B Applications violates any applicable law in any country You designated pursuant to Section 2.1 of this Schedule 3; (iv) You have violated the terms of the Agreement, this Schedule 3, or other documentation including without limitation the App Review Guidelines; or (v) Your Custom B2B Applications violate Section 5.4 of this Schedule 3, including without limitation upon notice by a regulator of an alleged violation. An election by Apple to cease the marketing and allowing download of any Custom B2B Applications, pursuant to this Section 7.3, shall not relieve You of Your obligations under this Schedule 3.

7.4 You may withdraw any or all of the Custom B2B Applications from the B2B Program Site, at any time, and for any reason, by using the tools provided on the iTunes Connect site, except that, with respect to Your End-Users, You hereby authorize and instruct Apple to fulfill any outstanding Content Code redemption requests by End-Users and to fulfill sections 1.2(b), (c), and (d) of this Schedule 3, which shall survive termination or expiration of the Agreement unless You indicate otherwise pursuant to sections 5.1 and 7.2 of this Schedule 3.

8. Legal Consequences

The relationship between You and Apple established by this Schedule 3 may have important legal and/or tax consequences for You. You acknowledge and agree that it is Your responsibility to consult with Your own legal and tax advisors with respect to Your legal and tax obligations hereunder.

EXHIBIT A

1. Apple as Agent

You appoint Apple Canada, Inc. (“Apple Canada”) as Your agent for the marketing and End-User download of the Custom B2B Applications by End-Users located in the following country:

Canada

You appoint Apple Pty Limited (“APL”) as Your agent for the marketing and End-User download of Custom B2B Applications by End-Users located in the following countries:

Australia

New Zealand

You appoint Apple Inc. as Your agent pursuant to California Civil Code §§ 2295 et seq. for the marketing and End-User download of the Custom B2B Applications by End-Users located in the following countries, as updated from time to time via the iTunes Connect site:

United States

Mexico

You appoint iTunes KK as Your agent pursuant to Article 643 of the Japanese Civil Code for the marketing and End-User download of the Custom B2B Applications by End-Users located in the following country:

Japan

2. Apple as Commissionaire

You appoint iTunes Sarl as Your commissionaire pursuant to Article 91 of the Luxembourg Code de commerce for the marketing and End-User download of the Custom B2B Applications by End-Users located in the following countries, as updated from time to time via the iTunes Connect site:

Belgium

Denmark

Finland

France

Germany

Greece

Hong Kong

Ireland

Italy

Luxembourg

Netherlands

Norway

Singapore

Spain

Sweden

Switzerland

Taiwan

Turkey

UAE

United Kingdom

EXHIBIT B

1. Apple shall collect and remit to the competent tax authorities the taxes described in Section 3.2 of this Schedule 3 for sales of the Custom B2B Applications to VPP Customers located in the following countries, as updated from time to time via the iTunes Connect tool:

Australia

Belgium

Canada

Denmark

Finland

France

Germany

Greece

Ireland

Italy

Luxembourg

Netherlands

Norway

Spain

Sweden

Switzerland

United Kingdom

United States

2. Apple shall not collect and remit the taxes described in Section 3.2 of this Schedule 3 for sales of the Custom B2B Applications to VPP Customers located in the countries listed below, as updated from time to time via the iTunes Connect tool. You shall be solely responsible for the collection and remittance of such taxes as may be required by local law.

Hong Kong

Japan

Mexico

New Zealand

Singapore

Taiwan

Turkey

UAE

EXHIBIT C

The list of available price tiers and proceeds is set forth in the iTunes Connect tool and may be updated by Apple from time to time.

Customer Price is the price displayed to the VPP Customer on the B2B Program Site. The agreed remittance currencies are USD, CAD, AUD, NZD, JPY, Euro, DKK, NOK, SEK, CHF, GBP, SGD, HKD, TWD, and AED depending on the currency of the Customer Price, as indicated in this Exhibit C and as may be updated from time to time via the iTunes Connect site. Customers are charged the following currencies in the following countries:

- USD: United States

- CAD: Canada

- AUD: Australia

- NZD: New Zealand

- JPY: Japan

- Euro: Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Spain

- DKK: Denmark

- NOK: Norway

- SEK: Sweden

- CHF: Switzerland

- GPB: United Kingdom

- SGD: Singapore

- HKD: Hong Kong

- TRY: Turkey

- TWD: Taiwan

- AED: UAE

EXHIBIT D

1. Delivery of Custom B2B Applications to End-Users in Canada

Where You designate Apple Canada to allow access to the Custom B2B Applications to End-Users in Canada:

1.1 General

You shall indemnify and hold Apple harmless against any and all claims by the Canada Revenue Agency (the “CRA”), Ministere du Revenu du Quebec (the “MRQ”) and the tax authorities of any province that has a provincial retail sales tax (“PST”) for any failure to pay, collect or remit any amount(s) of goods and services tax/harmonized sales tax (“GST/HST”) imposed under the Excise Tax Act (Canada) (The “ETA”), Quebec Sales Tax (“QST”) or PST and any penalties and/or interest thereon in connection with any supplies made by Apple Canada to End-Users in Canada on Your behalf and any supplies made by Apple Canada to You.

1.2 GST/HST

(a) This Section 1.2 of Exhibit D applies with respect to supplies made by You, through Apple Canada, as agent to End-Users in Canada. Terms defined in the ETA have the same meaning when used in this Section

1.2. Apple Canada is registered for GST/HST purposes, with GST/HST Registration No. R100236199.

(b) If You are a resident of Canada or are a non-resident of Canada that is required to register for GST/HST purposes pursuant to the ETA, it is a condition of this Schedule 2, that You are registered for GST/HST or have submitted an application to register for GST/HST to the CRA with an effective GST/HST registration date of no later than the date of this Schedule 3. You shall provide Apple Canada with satisfactory evidence of Your GST/HST registration (e.g., a copy of Your CRA confirmation letter or print-out from the GST/HST Registry on the CRA web site) at Apple Canada’s request. You warrant that You will notify Apple Canada if You cease to be registered for GST/HST.

(c) If You are registered for GST/HST purposes, You, by executing this Schedule 3, (i) agree to enter into the election pursuant to subsection 177(1.1) of the ETA to have Apple Canada collect, account for and remit GST/HST on sales of Custom B2B Applications made to End-Users in Canada on Your behalf and have completed (including entering its valid GST/HST registration number), signed and returned to Apple Canada Form GST506 (accessible on the iTunes Connect site); and (ii) acknowledge that the commission payable by You to Apple Canada includes GST at a rate of 5% (or the GST rate as applicable from time to time).

(d) If You are not registered for GST/HST purposes, by executing this Schedule 3 and not completing, signing and returning Form GST506 to Apple Canada, You (i) certify that You are not registered for GST/HST purposes; (ii) certify that You are not resident in Canada and do not carry on business in Canada for purposes of the ETA; (iii) acknowledge that Apple Canada will charge, collect and remit GST/HST on sales of Custom B2B Applications to End-Users in Canada made on Your behalf; (iii) acknowledge that the commission payable by You to Apple Canada is zero-rated for GST/HST purposes (i.e., GST/HST rate is 0%); and (iv) agree to indemnify Apple for any GST/HST, interest and penalty assessed against Apple Canada if it is determined that You should have been registered for GST/HST purposes such that the commission fees charged by Apple Canada were subject to GST.

1.3 Quebec Sales Tax

Terms defined in an Act respecting the Quebec Sales Tax (the “QSTA”) have the same meaning when used in this Section 1.3 of Exhibit D.

(a) If You are a resident of Quebec, it is a condition of this Schedule 3, that You are registered for QST or have submitted an application to register for QST to the MRQ with an effective QST registration date of no later than the date of this Schedule 3. You shall provide Apple Canada with satisfactory evidence of Your QST registration (e.g., a copy of Your MRQ confirmation letter or print-out from the QST Registry on the MRQ web site) at Apple Canada’s request. You warrant that You will notify Apple Canada if You cease to be registered for QST.

(b) If You are a resident of Quebec, You, by executing this Schedule 3, (i) certify that You are registered for QST; (ii) agree to enter into the election pursuant to section 41.0.1 of the QSTA to have Apple Canada collect, account for and remit QST on sales of Custom B2B Applications to End-Users in Quebec made on Your behalf and have completed (including entering its valid QST registration number), signed and returned to Apple Canada Form FP2506-V; and (iii) acknowledge that Apple Canada will not charge, collect or remit QST on sales of Custom B2B Applications made on Your behalf to End-Users located outside Quebec on the assumption that the End-Users are not resident in Quebec and not registered for QST purposes such that the sales are zero-rated for QST purposes.

(c) If You are not resident in Quebec, by executing this Schedule 3 and not completing, signing and returning Form FP2506-V to Apple Canada, You (i) certify that You are not resident in Quebec; (ii) certify that You do not have a permanent establishment in Quebec; and (iii) acknowledge Apple will charge, collect and remit QST on sales of Custom B2B Applications to End-Users in Quebec made on Your behalf.

1.4 PST

This Section 1.4 of Exhibit D applies to supplies of Custom B2B Applications made by You, through Apple Canada, as agent, to End-Users in the provinces of British Columbia, Saskatchewan, Manitoba, Ontario, Prince Edward Island and any other province that has or that adopts a PST. You acknowledge and agree that Apple Canada will charge, collect and remit applicable PST on sales of Custom B2B Applications made to End-Users in these provinces by Apple Canada on Your behalf.

2. Delivery of Custom B2B Applications to End-Users in Australia

Where You designate APL to allow access to the Custom B2B Applications to End-Users in Australia:

2.1 You shall indemnify and hold Apple harmless against any and all claims by the Commissioner of Taxation (“Commissioner”) for nonpayment or underpayment of GST under the A New Tax System (Goods and Services Tax) Act 1999 (“GST Act”) and for any penalties and/ or interest thereon. In addition, You shall indemnify and hold Apple harmless against any penalties imposed by the Commissioner for failing to register for GST in Australia.

2.2 Goods and Services Tax (GST)

(a) General

(i) This Section 2.2 of Exhibit D applies to supplies made by You, through APL, as agent, that are connected with Australia. Terms defined in the GST Act have the same meaning when used in this Section 2.2.

(ii) Unless expressly stated otherwise, any sum payable or amount used in the calculation of a sum payable under this Schedule 3 has been determined without regard to GST and must be increased on account of any GST payable under this Section 2.2.

(iii) If any GST is payable on any taxable supply made under this Schedule 3 by a supplier to a recipient, the recipient must pay the GST to the supplier at the same time and in the same manner as providing any monetary consideration. For the avoidance of doubt, this includes any monetary consideration that is deducted by APL as commission in accordance with Section 3.4 of this Schedule 3.

(iv) The amount recoverable on account of GST under this clause by APL will include any fines, penalties, interest and other charges.

(v) This Section 2 of Exhibit D survives the termination of the Agreement.

(b) Resident Developers or Non-resident GST-Registered Developers

(i) If You are a resident of Australia, it is a condition of this Schedule 3, that You have an Australian Business Number (“ABN”) and are registered for GST or have submitted an application to register for GST to the Commissioner with an effective GST registration date of no later than the date of this Schedule 3. You will provide Apple with satisfactory evidence of Your ABN and GST registration (by uploading to Apple, using the iTunes Connect site, a copy of Your GST registration or print-out from the Australian Business Register) within 30 days of this Schedule 3. You warrant that You will notify Apple if it ceases to hold a valid ABN or be registered for GST.

(ii) If You are a non-resident and are registered for GST, it is a condition of this Schedule 3 that You will provide Apple with satisfactory evidence of Your ABN and GST registration within 30 days of this Schedule

3. You warrant that You will notify Apple if You cease to be registered for GST.

(iii) You and Apple agree to enter into an arrangement for the purposes of s.153-50 of the GST Act.

You and Apple further agree that for taxable supplies made by You, through APL as agent, to any End-User:

(A) APL will be deemed as making supplies to any End-User;

(B) You will be deemed as making separate, corresponding supplies to APL;

(C) APL will issue to any End-User, in APL’s own name, all tax invoices and adjustment notes relating to supplies made under paragraph (iii)(a);

(D) You will not issue to any End-User any tax invoices or adjustment notes relating to taxable supplies made under paragraph (iii)(a);

(E) APL will issue a recipient created tax invoice to You in respect of any taxable supplies made by You to APL under this Schedule 3, including taxable supplies made under paragraph (iii)(b); and

(F) You will not issue a tax invoice to Apple in respect of any taxable supplies made by You to Apple under this Schedule 3, including taxable supplies made under paragraph (iii)(b).

(c) Non-resident, Non-GST-registered Developers If You are a non-resident and are not registered for GST, then:

(i) APL will issue to any End-User, in APL’s own name, all tax invoices and adjustment notes relating to taxable supplies made by You through APL as agent; and

(ii) You will not issue to any End-User any tax invoices or adjustment notes relating to taxable supplies made by You through APL as agent.

3. Delivery of Custom B2B Applications to End-Users in the United States

Where You designate Apple Inc. to allow access to the Custom B2B Applications to End-Users in the United States:

3.1 If You are not a resident of the United States for U.S. federal income tax purposes, You will complete Internal Revenue Service Form W-8BEN and/or any other required tax forms and provide Apple with a copy of such completed form(s), and any other information necessary for compliance with applicable tax laws and regulations, as instructed on the iTunes Connect site.

3.2 If Apple, in its reasonable belief, determines that any state or local sales, use or similar transaction tax may be due from Apple or You in connection with the sale or delivery of any of the Custom B2B Applications,

Apple will collect and remit those taxes to the competent tax authorities. To the extent that the incidence of any such tax, or responsibility for collecting that tax, falls upon You, You authorize Apple to act on Your behalf in collecting and remitting that tax, but to the extent that Apple has not collected any such tax, or has not received reimbursement for that tax, from End-Users, You shall remain primarily liable for the tax, and You will reimburse Apple for any tax payments that Apple is required to make, but is not otherwise able to recover.

3.3 In the event that You incur liability for income tax, franchise tax, business and occupation tax, or any similar taxes based on Your income, You shall be solely responsible for that tax.

4. Delivery of Custom B2B Applications to End-Users in Japan

Where You designate iTunes KK to allow access to the Custom B2B Applications to End-Users in Japan:

4.1 You acknowledge and agree that You have the sole responsibility for: (i) consumption tax output liability, if any, with respect to delivery on Your behalf of Your Custom B2B Applications to End-Users by iTunes KK; (ii) filing of consumption tax returns and payment of consumption tax to the Japanese government, if applicable; and (iii) determining independently, in consultation with Your own tax advisor, Your taxpayer status and tax payment obligations for consumption tax purposes.

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4.2 Commissions charged by iTunes KK to Japan resident developers will include consumption tax.

4.3 If You are not a resident of Japan, You may complete the withholding tax forms for Your country of residence to claim treaty benefits with Japan. Notwithstanding section 3.3 of Schedule 3, iTunes KK will remit such funds as are due to You prior to receipt of such tax documentation, but in such case in its discretion iTunes KK may withhold and remit to the competent tax authorities Japanese withholding tax unreduced by any tax treaty. iTunes KK will apply any reduced rate of withholding tax provided for in any income tax treaty between Your country of residence and Japan only to remittances made to You after iTunes KK receives and has filed the required tax documentation. iTunes KK will not refund any withholding tax withheld on remittances made prior to that date.

5. Delivery of Custom B2B Applications to End-Users in countries listed in Exhibit A, Section 2

Where You designate iTunes Sarl to allow access to the Custom B2B Applications to End-Users in Exhibit A, Section 2:

You acknowledge that in the event iTunes Sarl is subject to any sales, use, goods and services, value added, or other tax or levy with respect to any remittance to You, the full amount of such tax or levy shall be solely for Your account. For the avoidance of doubt, any invoice issued by You to iTunes Sarl will be limited to amounts actually due to You, which amounts shall be inclusive of any value added or other tax or levy as set forth above.

You will indemnify and hold Apple harmless against any and all claims by any competent tax authorities for any underpayment of any such sales, use, goods and services, value added, or other tax or levy, and any penalties and/or interest thereon.

EXHIBIT E

Instructions for Minimum Terms of Developer’s End-User License Agreement

1. Acknowledgement: You and the End-User must acknowledge that the EULA is concluded between You and the End-User only, and not with Apple, and You, not Apple, are solely responsible for the Custom B2B Application and the content thereof. The EULA may not provide for usage rules for Custom B2B Applications that are less restrictive than the Usage Rules set forth for Custom B2B Applications in, or otherwise be in conflict with, the App Store Terms of Service or the VPP Terms and Conditions as of the Effective Date (which You acknowledge You have had the opportunity to review).

2. Scope of License: The license granted to the End-User for the Custom B2B Application must be limited to a non-transferable license to use the Custom B2B Application on an Apple-branded Product that the End-User owns or controls and as permitted by the Usage Rules set forth in the App Store Terms of Service. Solely in connection with certain Apple licensed software, The EULA must authorize a VPP Customer to distribute a single license of Your free apps to multiple End-Users.

3. Maintenance and Support: You must be solely responsible for providing any maintenance and support services with respect to the Custom B2B Application, as specified in the EULA, or as required under applicable law. You and the End-User must acknowledge that Apple has no obligation whatsoever to furnish any maintenance and support services with respect to the Custom B2B Application.

4. Warranty: You must be solely responsible for any product warranties, whether express or implied by law, to the extent not effectively disclaimed. The EULA must provide that, in the event of any failure of the Custom B2B Application to conform to any applicable warranty, the End-User may notify Apple, and Apple will refund the purchase price for the Custom B2B Application to that End-User; and that, to the maximum extent permitted by applicable law, Apple will have no other warranty obligation whatsoever with respect to the Custom B2B Application, and any other claims, losses, liabilities, damages, costs or expenses attributable to any failure to conform to any warranty will be Your sole responsibility.

5. Product Claims: You and the End-User must acknowledge that You, not Apple, are responsible for addressing any claims of the End-User or any third party relating to the Custom B2B Application or the enduser’s possession and/or use of that Custom B2B Application, including, but not limited to: (i) product liability claims; (ii) any claim that the Custom B2B Application fails to conform to any applicable legal or regulatory requirement; and (iii) claims arising under consumer protection, privacy, or similar legislation, including in connection with Your Licensed Application’s use of the HealthKit and HomeKit frameworks. The EULA may not limit Your liability to the End-User beyond what is permitted by applicable law.

6. Intellectual Property Rights: You and the End-User must acknowledge that, in the event of any third party claim that the Custom B2B Application or the End-User’s possession and use of that Custom B2B Application infringes that third party’s intellectual property rights, You, not Apple, will be solely responsible for the investigation, defense, settlement and discharge of any such intellectual property infringement claim.

7. Legal Compliance: The End-User must represent and warrant that (i) he/she is not located in a country that is subject to a U.S. Government embargo, or that has been designated by the U.S. Government as a “terrorist supporting” country; and (ii) he/she is not listed on any U.S. Government list of prohibited or restricted parties.

8. Developer Name and Address: You must state in the EULA Your name and address, and the contact information (telephone number; E-mail address) to which any End-User questions, complaints or claims with respect to the Custom B2B Application should be directed.

9. Third Party Terms of Agreement: You must state in the EULA that the End-User must comply with applicable third party terms of agreement when using Your Application, e.g., if You have a VoIP application, then the End-User must not be in violation of their wireless data service agreement when using Your Application.

10. Third Party Beneficiary: You and the End-User must acknowledge and agree that Apple, and Apple’s subsidiaries, are third party beneficiaries of the EULA, and that, upon the End-User’s acceptance of the terms and conditions of the EULA, Apple will have the right (and will be deemed to have accepted the right) to enforce the EULA against the End-User as a third party beneficiary thereof.